SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Norwood Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [x]    No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                      [NORWOOD FINANCIAL CORP. LETTERHEAD]








March 23, 2000


To Our Stockholders:

         We are pleased to invite you to attend the Annual Meeting of Stockholders (the "Meeting") of Norwood Financial Corp. (the "Company") to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 25, 2000, at 11:00 a.m.

         The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, Beard & Company, Inc., are expected to be present to respond to any questions that stockholders may have.

         Also enclosed for your  reference is the Annual Report to  Stockholders
for  the  fiscal  year  ending  December  31,  1999,  which  contains   detailed
information concerning the activities and operating performance of the Company.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, OR VOTE BY TELEPHONE OR INTERNET (INSTRUCTIONS ARE ON YOUR PROXY CARD), AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the meeting and voting in person but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                           Sincerely,


                                           /s/William W. Davis, Jr.
                                           -------------------------------------
                                           William W. Davis, Jr.
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                                  P.O. BOX 269
                          HONESDALE, PENNSYLVANIA 18431
                                 (717) 253-1455
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2000
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Norwood Financial Corp. (the "Company") will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 25, 2000, at 11:00 a.m. The Meeting is for the purpose of considering and acting upon:

          1.   The election of three directors of the Company; and

          2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on March 16, 2000, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, OR VOTE BY TELEPHONE OR INTERNET (INSTRUCTIONS ARE ON YOUR PROXY CARD). ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/John E. Marshall
                                              ----------------------------------
                                              JOHN E. MARSHALL
SECRETARY
Honesdale, Pennsylvania
March 23, 2000

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
                                 (717) 253-1455
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of Norwood Financial Corp. (the "Company") which acquired all of the outstanding common stock of Wayne Bank (the "Bank") in connection with the Bank's holding company reorganization completed on March 29, 1996. Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 25, 2000, at 11:00 a.m. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 23, 2000.

         At the Meeting, stockholders will consider and vote upon election of three directors. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by signed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the proposal set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof.

         Furthermore, you can vote by telephone or by the internet. Instructions are on the proxy card.

         The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 16, 2000 (the "Voting Record Date") are entitled to one vote for each share then held. As of the Voting Record Date, the Company had 1,743,935 shares of Common Stock outstanding.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.

         As to the election of directors as stated under "Proposal I -- Election of Directors," the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to all other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the Bylaws, a majority of the votes cast by stockholders shall be sufficient to pass on the matter.

         Directors Marshall, Ridd and Shook serve as the members of the ESOP Committee and as the ESOP Trustees. The ESOP Committee, as administrators of the ESOP, may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Proposal I - Election of Directors."

Name and Address                 Amount and Nature of    Percent of Shares of
of Beneficial Owner              Beneficial Ownership   Common Stock Outstanding
-------------------              --------------------   ------------------------

Wayne Bank Trust Department           141,362(1)                 8.11%
717 Main Street
Honesdale, Pennsylvania  18431

-----------------
(1) The Wayne Bank Trust Department ("WBTD") is trustee to and has sole voting power for seven trust accounts that include among their investments the Common Stock. Does not include another 16 accounts holding an aggregate of 153,968 shares of the Common Stock among their investments for which WBTD holds no voting power.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The executive officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based solely on the Company's review of such ownership reports no director, executive officer, or 10% beneficial owners failed to file such ownership reports on a timely basis during the fiscal year ended December 31, 1999.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Directors

         The Company currently has nine directors serving on its Board. The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a term of three years, with approximately one-third of the directors elected annually. Three directors will be elected at the Meeting to serve for a three-year period.

         Charles E. Case, William W. Davis, Jr. and John E. Marshall have been nominated by the Board of Directors each to serve for a three-year term. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth for the nominees and the directors continuing in office, such individual's name, age, the year the nominee first became a director of the Company or the Bank, and the number of shares and percentage of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank.

                                                                                      SHARES OF
                                               YEAR FIRST        CURRENT            COMMON STOCK      PERCENT
                                               ELECTED OR         TERM              BENEFICIALLY        OF
NAME                             AGE(1)        APPOINTED         EXPIRES             OWNED(2)(3)       CLASS
----                             ------        ---------         -------             -----------       -----
Board Nominees For Terms To Expire In 2003
Charles E. Case                   65               1970            2000              45,960             2.6%
William W. Davis, Jr.             55               1996            2000              24,481(4)          1.4%
John E. Marshall                  62               1983            2000              17,440(5)          1.0%
                    THE BOARD OF DIRECTORS RECOMMENDS THAT ITS NOMINEES BE ELECTED AS DIRECTORS
Directors Continuing In Office
Russell L. Ridd                   70               1980            2001              50,961(5)          2.9%
Harold A. Shook                   61               1988            2001               4,068(5)           *
Richard L. Snyder                 59               2000            2001               1,000              *
Daniel J. O'Neill                 62               1985            2002               1,494              *
Dr. Kenneth A. Phillips           49               1988            2002               1,202              *
Gary P. Rickard                   58               1978            2002              10,310              *
All Executive Officers and
  Directors as a Group
  (13 persons)                                                                      200,918(6)(7)      11.5%

--------------
*    Less than 1.0%.
(1)  As of December 31, 1999.
(2)  As of the Voting Record Date.
(3) Unless otherwise noted, all shares are owned directly by the named individual or by their spouses and minor children, over which shares the named individuals effectively exercise sole voting and investment power.
(4) Includes options to purchase 16,000 shares of Common Stock within 60 days of the Record Date and 2,468 shares allocated pursuant to the ESOP.
(5) Excludes 82,220 unallocated shares of Common Stock held under the ESOP for which such individual serves as one of three ESOP trustees. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(6) Includes options to purchase 51,850 shares of Common Stock within 60 days of the Record Date.
(7) Includes 7,889 shares allocated to executive officer participants' accounts under the ESOP.

Executive Officers

         The following individuals hold the offices in the Company set forth below opposite their names.

Name                      Age(1)       Positions Held With the  Company
----                     -------       --------------------------------
Russell L. Ridd            70          Chairman of the Board
William W. Davis, Jr.      55          President and Chief Executive Officer
Lewis J. Critelli          40          Executive Vice President and Chief
                                       Financial Officer
Edward C. Kasper           52          Senior Vice President
John H. Sanders            42          Senior Vice President
Joseph A. Kneller          53          Senior Vice President
John E. Marshall           62          Secretary

         -------------
         (1)      At December 31, 1999.

         The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation, or removal by the Board of Directors.

Biographical Information

         The principal occupation during the past five years of each director, nominee for director, and executive officer of the Company is set forth below. All directors, nominees, and executive officers have held their present positions for five years unless otherwise stated.

         Directors
         ---------

         Charles E. Case is Vice President at CR Case and Sons, Inc., Honesdale, Pennsylvania, an automotive/tire services store.

         William W. Davis, Jr. became President and Chief Executive Officer of the Bank and the Company on August 26, 1996. Prior to that, Mr. Davis was senior vice president and area executive of Corestates Bank N.A., Scranton, Pennsylvania ("Corestates") from November 1994 to August, 1996. Prior to the merger of Third National Bank and Trust Company, Scranton, Pennsylvania ("Third National") with and into Corestates, Mr. Davis served as Chairman, President and Chief Executive Officer from July 1993 through November 1994 and as President and Chief Operating Officer from April 1985 at Third National.

         John E. Marshall is president of Marshall Machinery Inc., Honesdale, Pennsylvania, a farm equipment and sales company.

         Daniel J. O'Neill is the retired Superintendent of the Wayne Highlands School District, Honesdale, Pennsylvania.

         Dr. Kenneth A. Phillips is an optometrist in Waymart, Pennsylvania.

         Gary  P.  Rickard  is  a  partner  of  Clearfield   Farms,   Honesdale,
Pennsylvania, a dairy farm.

         Russell L. Ridd is Chairman of the Board.

         Harold  A.  Shook  is  president  of  Shooky's  Distributors,   Hawley,
Pennsylvania, a food and beverage distributor.

         Richard L. Snyder, CPA is a retired executive having been employed by Price Waterhouse Coopers, CFO of Bell Equipment/Alcom Combustion Company, Corporate Treasurer then CFO-International Wheelabrator-Frye and finally in a number of executive positions with Phillip Morris Companies, Inc., the last of which was Executive Vice President-Europe/Middle East/Africa-International, retiring in 1999. Mr. Snyder resides in Milford where he has a number of business interests.

         Executive Officers Who Are Not Directors
         ----------------------------------------

         Lewis J. Critelli has been Executive Vice President and Chief Financial Officer of the Bank and the Company since December 8, 1998. Mr. Critelli had been Senior Vice President and Chief Financial Officer of the Bank and the Company since December 10, 1996. Mr. Critelli had been Vice President and Chief Financial Officer of the Bank since January 1995 and of the Company since its formation in March 1996. Prior to that, Mr. Critelli had been Vice President, Treasurer and Comptroller of First Valley Bank from June 1991 to December 1994.

         Edward C. Kasper has been Senior Vice President of the Bank and Company since December 9, 1997. Mr. Kasper had been Vice President of the Company since its formation and Senior Lending Officer of the Bank since 1993 and Vice President of the Bank since 1986.

         John H. Sanders has been Senior Vice President of the Company and Senior Vice President and head of Retail Banking for the Bank since December 1997. Mr. Sanders had been Vice President of the Bank from February 1995. Prior to joining the Bank, Mr. Sanders was Assistant Vice President of PNC Bank, N.A. from 1993 to 1995.

         Joseph A. Kneller has been Senior Vice President of the Company since December 1998 and Senior Vice President - Information Systems for the Bank since December 1998. Mr. Kneller had been Vice President of the Bank since July 1997. Prior to joining the Bank, Mr. Kneller was Senior Vice President of Operations for Farmers & Merchants Bank & Trust, Hagerstown, Maryland from April 1995 to July 1997. Mr. Kneller was President of Independence Resources, Inc., subsidiary of Independence Bancorp from January 1990 to February 1993.

Nominations for Directors

         Nomination of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles and Bylaws may be eligible for election as directors at an annual meeting.

         Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. The Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles and Bylaws. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles and Bylaws as provided in the Bylaws.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended December 31, 1999, the Board of Directors of the Company held seven regular meetings and no special meetings and the Board of Directors of the Bank held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors of the Company and the Bank and committees on which such director served during the fiscal year ended December 31, 1999.

         The Audit Committee of the Company and the Bank is comprised of Directors Case, Marshall, Phillips and Shook. The committee reviews audit reports, meets with external auditors, reviews and approves the audit schedule and engagement of outside auditors. The committee also reviews Bank examination reports. The Audit Committee met four times in 1999.

         The Nominating Committee is comprised of the entire Board of Directors. The Committee meets annually to nominate directors for the upcoming year.

Stockholder Nominations

         Pursuant to Article 7.F of the Company's Articles of Incorporation ("Articles"), nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. The notice must include such information as required by the Articles.

         The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Articles, he shall so declare at the annual meeting, and the defective nomination shall be disregarded.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Board Fees. The Company does not presently compensate its directors. Each director of the Company is also a director of the Bank and receives fees accordingly. Mr. William W. Davis, Jr., President and Chief Executive Officer of the Company and the Bank, does not receive board or committee fees for his participation thereon.

         Each member of the Board of Directors receives a retainer of $1,000 per month. In addition, fees are paid for various committee meetings as follows:
Trust Committee ($250); Audit Committee ($250); Compensation Committee ($250). For the fiscal year ended December 31, 1999, fees paid to all directors totaled approximately $107,500, all of which were paid by the Bank.

         Stock Options. On December 14, 1999 the board of directors of the Company approved the 1999 Directors Stock Compensation (the "1999 Option Plan"). A total of 17,600 shares of Common Stock were reserved for future issuance. On December 14, 1999, options to purchase 500 shares of Common Stock were granted to each non-employee director at that time (7 persons). The options granted to these directors are exercisable at a rate of $22.25 annually commencing on the date of grant.

Executive Compensation

         Summary Compensation Table. The following table sets forth for the fiscal years ended December 31, 1999, 1998 and 1997, certain information as to the total remuneration received by the chief executive officer as well as one other executive officer whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1999.

                                                                                           Long Term
                                               Annual Compensation(1)                Compensation Awards
                                       ----------------------------------------- -------------------------------
                                                                                                   Securities
                                                                                    Restricted     Underlying
Name and Principal                                               Other Annual          Stock        Options/        All Other
Position                      Year     Salary        Bonus     Compensation(2)       Award(s)        SARs(#)     Compensation(5)
------------------------      ----     ------        -----     ---------------       --------        -------     ---------------

William W. Davis, Jr.        1999       $175,783    $35,000             --             --             3,000       $29,077(3)(4)
President and Chief          1998        150,000     30,000             --             --             4,000        28,763(3)(4)
  Executive Officer          1997        140,837     20,000             --             --             6,000        16,042(3)(4)

Lewis J. Critelli            1999        113,862     28,500             --             --             2,000        18,833(3)(4)
Executive Vice President     1998        100,000     20,000             --             --             3,000        19,175(3)(4)
  and Chief Financial        1997         89,750     15,000             --             --             4,000        14,364(3)(4)
  Officer

Edward C. Kasper             1999         95,465     12,000             --             --             1,500        15,791(6)
Senior Vice President


-----------------------------
(1) All compensation was paid by the Bank. Compensation deferred at election of executive is includable in category and year earned.
(2) For the listed individuals, for the year ended December 31, 1999, there were no (a) perquisites and other benefits for which the aggregate value exceeded the lesser of $50,000 or 10% of total salary and bonus; (b) payments of above-market preferential earnings on deferred compensation;
     (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Includes matching and discretionary contributions of $10,547, $9,000 and $1,952 allocated to the account of Mr. Davis; and $6,831, $6,000 and $5,384 to the account of Mr. Critelli by the Bank under its 401(k) Plan during 1999, 1998 and 1997, respectively.
(4) Includes 893, 888 and 687 shares of Common Stock allocated to Mr. Davis and 578, 592 and 438 shares of Common Stock allocated to Mr. Critelli during 1999, 1998 and 1997, respectively, pursuant to the ESOP and based upon a stock price of $20.75, $22.25 and $20.50 on December 31, 1999, 1998 and
     1997, respectively.
(5) Does not include accruals during 1999 under salary continuation plans of $11,670, $2,547 and $4,551 for Messrs. Davis, Critelli and Kasper, respectively.
(6) Includes: matching and discretionary contributions of $5,728 to the account of Mr. Kasper by the Bank under its 401(k) Plan; and 485 shares of Common Stock allocated to Mr. Kasper pursuant to the ESOP and based upon a stock price of $20.75 at December 31,1999.

         Employment Agreements. On September 15, 1999, the Company and the Bank entered into new five-year employment agreements with Messrs. Davis and Critelli. Mr. Davis' base compensation under the Agreement is $170,000. The
Agreement provides that upon review of the Board, Mr. Davis' base salary will increase not less than $6,000 per year for five years. Mr. Critelli has a base salary under the Agreement of $110,000, with increases not less than $3,000 per year for five years upon Board review. Under the Agreements, Mr. Davis' and Mr. Critelli's employment may be terminated by the Company or the Bank for "just cause" as defined in the Agreement. If the Company or the Bank terminated Messrs. Davis and Critelli ("Employees") without just cause, Messrs. Davis and Critelli would be entitled to a continuation of their salaries for the remaining term of the agreement with a minimum of one year from the date of termination as well as the continuation of other benefits. In the event there is an involuntary termination of employment in connection with any change in control of the Company or the Bank during the term of the Agreement, Messrs. Davis and Critelli will be paid in a lump sum an amount equal to 2.99 times the five year average of his annual compensation. In the event there was a change in control at December 31, 1999, Mr. Davis would have been entitled to a lump sum payment of approximately $465,065 and Mr. Critelli would have been entitled to a lump sum payment of approximately $287,122.

         Salary Continuation Plan. On October 1, 1999, the Bank entered into salary continuation agreements with Messrs. Davis, Critelli and Kasper (the "Executives"). The agreements provide that upon termination of employment on or after reaching the age of 62, the Executives will be entitled to maximum annual retirement benefits equal to $46,000, $61,000 and $29,000, respectively, payable for 15 years. These amounts are adjusted for early retirement. The Executives are entitled to full payment at age 62 under a change in control of the Company. The Executives are not entitled to such benefits in the event they voluntarily leave the Company or are terminated for cause. The plan, which also includes two other executive officers, is funded by the purchase of a $3.0 million life insurance policy with the Bank as the beneficiary.

         Severance Agreements. Furthermore, the Bank entered into change-in-control severance agreements with nine key officers of the Bank ("Severance Agreements"). The Severance Agreements have terms of three years and severance protection upon a termination of employment following a change in control, with such payment equaling one or two times the current annual compensation of such individuals. The Bank and the Company can renew the original terms of the agreements each year. Upon a change in control, funding of the Grantor Trust as described in the Severance Agreement for all executive officers as a group (nine persons) as of December 31, 1999 would have been approximately $616,250 with $184,000 attributed to Mr. Kasper.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consists of Directors Ridd, Marshall and Shook. The Compensation Committee met two times during fiscal 1999.

         The Company had no "interlocking" relationships existing on or after January 1, 1999 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

Report of the Compensation Committee

         The Compensation Committee of the Company is responsible for the administration of the compensation program of the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and all other Executive Officers. The Committee is entirely composed of Directors of the Company. The Committee has access to various surveys of executive compensation packages of banks of similar size and complexity. The Compensation package for executive officers consists of base salary, annual cash bonus and incentive stock options and is structured so as to provide a competitive package that allows the company to retain key executives.

         The Committee determines executive base salaries by level of responsibility, individual contribution to the Company and Company performance including overall profitability, core growth in loans and deposits and loan quality issues. The Chief Executive Officer makes recommendations to the Committee concerning base salary of other executive officers after reviewing individual and company performance. Using a similar process, the Committee makes recommendations to Board regarding the President and Chief Executive Officer base salary.

         Annual cash bonuses and incentive stock options are used to focus on attainment of goals and to reward executive officers for individual contributions to the performance of the Company and overall success of the Company. The Committee makes recommendations to the Board for executive bonuses and incentive stock options, including those for the President and Chief Executive Officer.

         The Compensation Committee:

                  John E. Marshall
                  Russell L. Ridd
                  Harold A. Shook

Other Benefits

         Incentive Stock Option Plan. Pursuant to the Incentive Stock Option Plan, the Compensation Committee of the Board of Directors may grant Incentive stock options to certain key employees of the Bank. The plan is intended to provide for the grant of "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The price per share at which each Incentive Stock Option granted under the plan may be exercised is not less than the fair market value of the common stock at the time the option is granted. The plan shall continue in effect for 10 years from the effective date. No option granted pursuant to the plan shall have a term more then 10 years from date the option is granted. The aggregate number of shares with respect to which awards may be made pursuant to plan will not exceed 500,000 shares. In granting options to an employee, the Compensation Committee considers the nature of services rendered by the employee, the employee's current and potential contribution to the Bank and such other factors as the Committee may, in it's sole discretion deem relevant. The purpose of the Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to officers of the Bank to promote the success of its business.


                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                 (Individual Grants)
-------------------------- -------------- ---------------- ------------- ---------------- -----------------------
                                            Percent of                                     Potential Realizable
                             Number of         Total                                         Value at Assumed
                            Securities     Options/ SARs                                   Annual Rate of Stock
                            Underlying        Granted                                     Price Appreciation for
          Name              Option/SARs    to Employees    Exercise or      Expiration       Option Term(1)
                            Granted (#)    in Fiscal Year  Base Price         Date        -----------------------
                                                              ($/Sh)                        5%($)       10%($)
-------------------------- -------------- ---------------- ------------- ---------------- ----------- -----------
William W. Davis, Jr.          3,000           18.2%          22.25         12/15/09         $34,650     $94,710
Lewis J. Critelli              2,000           12.1           22.25         12/15/09          23,100      63,140
Edward C. Kasper               1,500            9.1           22.25         12/15/09          17,325      47,355


                               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                       OPTION/SAR VALUES
--------------------------- ----------------- ---------------- ------------------------------ -------------------------------
                                                                   Number of Securities
                                                                  Underlying Unexercised           Value of Unexercised
                                 Shares                                Options/SARs             in-the-Money Options/SARs
                              Acquired on          Value            at Fiscal Year-End              at Fiscal Year-End
                                Exercise         Realized                   (#)                            ($)
           Name                   (#)               ($)           Exercisable/Unexercisable      Exercisable/Unexercisable
--------------------------- ----------------- ---------------- ------------------------------ -------------------------------
William W. Davis, Jr.              --               --                16,000 / 3,000                $47,622 / 0(2)
Lewis J. Critelli                  --               --                12,740 / 2,000                 40,001 / 0(3)
Edward C. Kasper                   --               --                10,740 / 1,500                 34,095 / 0(4)

------------
(1) Based upon the hypothetical increased value of the Common Stock less the option exercise price multiplied by the number of options granted.
(2) Based upon an exercise prices per share of $16.438 for 6,000 options; $17.125 for 6,000 options; $24.00 for 3,000 options; and $22.25 for 3,000 options. Also based on a closing stock price of $20.75 per share as of December 31, 1999.
(3) Based upon an exercise price per share of $16.54 for 5,740 options; $17.125 for 4,000 options; $24.00 for 3,000 options; and $22.25 for 2,000 options. Also based on closing stock price of $20.75 per share as of December 31, 1999.
(4) Based upon an exercise price of $16.54 for 5.240 options; $17.125 for 3,000 options; $24.00 for 2,500 options; and $22.25 for 1,500 options. Also based on a closing stock price of $20.75 per shares as of December 31, 1999.

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 as of the close of June 28, 1996, (the date on which the Company became subject to the Securities Exchange Act of 1934, as amended). All of these cumulative total returns are computed assuming the reinvestment of dividends. In the graph below, the periods compared were June 28, 1996 and the Company's fiscal years ending of December 31, 1996, 1997, 1998 and 1999.

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

                               [GRAPHICS OMITTED]

------------------------ ----------- ----------- --------- ---------- ----------
                            6/28/96  12/31/96    12/31/97   12/31/98   12/31/99
------------------------ ----------- ----------- --------- ---------- ----------
CRSP Nasdaq U.S. Index      $1,000    $1,087       $1,332     $1,876     $3,390
------------------------ ----------- ----------- --------- ---------- ----------
CRSP Nasdaq Bank Index      $1,000    $1,250       $2,092     $2,076     $1,997
------------------------ ----------- ----------- --------- ---------- ----------
Norwood Financial Corp.     $1,000      $990       $1,305     $1,426     $1,464
------------------------ ----------- ----------- --------- ---------- ----------

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Company had no "interlocking" relationships existing on or after January 1, 1999 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Board of Directors of the Company, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of Board of Directors of the Company.

         The Bank, like many financial institutions, has followed a policy of offering residential mortgage loans for the financing of personal residences, consumer loans, and overdraft protection to its officers, directors, and employees. The loans are made in the ordinary course of business and are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. At December 31, 1999 loans to executive officers and directors of the Company and the Bank, and their immediate family members, amounted to $3,339,000 or 12.5% of the Company's stockholders' equity.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

         The Company's Annual Report to Stockholders for the fiscal year ending December 31, 1999, including financial statements, has been mailed to all persons who were listed as stockholders of record as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

         A Copy of the Form 10-K as filed with the SEC will be furnished without charge to stockholders as of the record date upon written request to Lewis J. Critelli, Executive Vice President and Chief Financial Officer, Norwood Financial Corp., 717 Main Street, P.O. Box 269, Honesdale, Pennsylvania 18431. Such Form 10-K is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 717 Main Street, P.O. Box 269, Honesdale, Pennsylvania 18431, no later than November 23, 2000. Any such proposals shall be subject to the requirements of Rule 14a-8 under the 1934 Act. In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by February 26, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, including any adjournments thereof, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies. The Company did not have notice of any other matter on or before February 28, 1999 and therefore the persons named in the accompanying proxy will exercise discretionary authority when voting on any other matter to come before the Meeting.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/John E. Marshall
                                              ----------------------------------
                                              JOHN E. MARSHALL
                                              SECRETARY

Honesdale, Pennsylvania
March 23, 2000

APPENDIX
--------------------------------------------------------------------------------
______________________________  TO VOTE BY MAIL ________________________________

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

___________________________  TO VOTE BY TELEPHONE ______________________________

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:
1.   Read the accompanying Proxy Statement.
2. Using a Touch-Tone telephone, call toll Free 1.800.565.8140 and follow the instructions.
3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.
Please note that all votes cast by telephone must be submitted prior to midnight Central Time, April 23, 2000.
Your Telephone vote authorizes the named parties to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

     If You Vote By TELEPHONE, Please Do Not Return York Proxy Card By Mail.

  __________________________  TO VOTE BY INTERNET         ______________________

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps.

1.   Read the accompanying Proxy Statement.
2.   Visit our Internet voting Site at and follow the instructions on the screen
3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be submitted prior to midnight Central Time, April 23, 2000.
Your Internet vote authorizes the named parties to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
This is a "secured" web page site. Your software and/or Internet provider must be "enabled" to access this site.
Please call your software or Internet provider for further information.

     If You Vote By INTERNET, Please Do Not Return York Proxy Card By Mail.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            NORWOOD FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the official proxy committee of the Board of Directors of the Norwood Financial Corp. (the "Company") with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 25, 2000, at 11:00 a.m. and at any and all adjournments thereof, as follows:

                                                    FOR            WITHHELD
                                                    ----           --------

1.        The election as director of all nominees
          listed below:                              [ ]              [ ]

          Charles E. Case
          William W. Davis, Jr.
          John E. Marshall

INSTRUCTIONS:  To withhold your vote for any individual nominee, insert the
------------   nominee's name on the line provided below.


          ------------------------------------

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The  Board of  Directors  recommends  a vote  "FOR"  all of the  listed
propositions.                                           ---

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, A SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope.

--------------------------------------------------------------------------------
                                  PROXY VOTING

  You can vote in one of three ways: 1) By mail, 2) By Phone, 3) By Internet.
              See the reverse side of this sheet for instructions.

   IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF
              ---
               THIS PROXY AND RETURN IN THE ENCLOSED ENVELOPE TO:

                          Illinois Stock Transfer Co.
                     209 West Jackson Boulevard, Suite 903
                            Chicago, Illinois 60605
--------------------------------------------------------------------------------

     Should the undersigned be present and elects to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 23, 2000 and an Annual Report to Stockholders.



[ ]  Please check here if you plan to attend the Meeting.

                                                  ------------------------------
                                                            NORWOOD
                                                            -------
                                                         Financial Corp

Signature:                                        If you plan to personally
           ----------------------------------     attend the Annual Meeting
                                                  of Stockholders, please
Signature:                                        check the box below and
           ----------------------------------     list names of attendees
                                                  on reverse side.

                                                  Return this stub in the
Date:                                             enclosed envelope with
       ---------------------                      your completed proxy card.

                                                  I/We do plan to attend  [ ]
                                                  the 2000 meeting.
                                                  ------------------------------

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.